Exhibit 10.1

Execution Version

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of February 23, 2023 is entered into among EVERGY, INC., a Missouri corporation (the “Borrower”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

RECITALS

A. The Borrower, the Lenders, and the Administrative Agent are parties to a Term Loan Credit Agreement dated as of February 25, 2022 (as amended, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment and as may be further amended, modified or supplemented from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The Borrower, the Lenders party hereto, and the Administrative Agent have agreed to amend the Existing Credit Agreement as set forth below on the terms and conditions of this Amendment.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO EXISTING CREDIT AGREEMENT

1.1 Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order:

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Term SOFR Adjustment” means a percentage equal to 0.10% per annum.

1.2 Section 1.1 of the Existing Credit Agreement is hereby amended by restating the definition of “Applicable Margin” to read as follows:

“Applicable Margin” means, for SOFR Loans, 1.025%, and for Base Rate Loans, 0.025%.

1.3 Section 1.1 of the Existing Credit Agreement is hereby amended by restating the definition of “Base Rate” to read as follows:

“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Adjusted Term SOFR for a one-month tenor in effect on such day plus 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Adjusted Term SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than 0%.

1.4 Section 1.1 of the Existing Credit Agreement is hereby amended by restating the definition of “Maturity Date” to read as follows:

“Maturity Date” means February 22, 2024 or, if such day is not a Business Day, the immediately preceding Business Day.

1.5 Section 1.1 of the Existing Credit Agreement is hereby amended by restating the definition of “SOFR Loan” to read as follows:

“SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Term SOFR as provided in Section 3.1(a).

1.6 Section 1.1 of the Existing Credit Agreement is hereby amended by restating the definition of “Term SOFR” to read as follows:

“Term SOFR” means,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.

1.7 Section 3.1(a) of the Existing Credit Agreement is hereby amended by replacing each reference therein to “Term SOFR” with “Adjusted Term SOFR”.

1.8 Section 3.8(a) of the Existing Credit Agreement is hereby amended by replacing each reference therein to “Term SOFR” with “Adjusted Term SOFR”.

1.9 Section 3.8(b) of the Existing Credit Agreement is hereby amended by modifying the first sentence thereof to read as follows:

“If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”).”

ARTICLE II

ASSIGNMENT OF DEPARTING LENDER’S LOANS

2.1 On the First Amendment Effective Date, MUFG Bank, Ltd. (the “Departing Lender”) shall assign all of the outstanding Loans held by it to Regions Bank (the “Assignee Lender”). Accordingly, Departing Lender hereby sells and assigns to the Assignee Lender, and the Assignee Lender hereby purchases and assumes from the Departing Lender, all of the Departing Lender’s interests, rights and obligations with respect to the outstanding Loans of the Departing Lender on the First Amendment Effective Date (all such interests, rights and obligations sold, purchased, assigned and assumed to be referred to herein as the “Assigned Interests”). Such sale and assignment and purchase and assumption shall be made on the terms set forth in Exhibit G to the Credit Agreement and shall comply with Section 10.8(b) of the Credit Agreement, notwithstanding any failure of such sale, assignment, purchase and assumption to comply with (x) the requirement to pay the processing and recordation fees referenced in Section 10.8(b)(iv) of the Credit Agreement or (y) any requirement to execute and deliver an Assignment and Assumption in respect thereof. Without limiting the generality of the foregoing, (i) the Departing Lender hereby makes the representations and warranties required to be made under Section 1.1 of Exhibit G to the Credit Agreement by an Assignor and (ii) the Assignee Lender hereby makes the representations, warranties and agreements required to be made under Section 1.2 of Exhibit G to the Credit Agreement by an Assignee, in each case, with respect to the Assigned Interests being assigned or assumed hereunder.

2.2 On the First Amendment Effective Date, subject to the terms and conditions set forth herein, (x) the Assignee Lender shall pay the purchase price for the Assigned Interests (equal to the principal amount of the outstanding Loans with respect to the Assigned Interest) by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m. (Eastern time), (y) without duplication of Section 3.1(c), the Borrower shall pay all accrued and unpaid interest and fees and other amounts accrued to but excluding the First Amendment Effective Date for the account of the Departing Lender in respect of the Departing Lender’s Assigned Interests by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m. (Eastern time) and (z) the Administrative Agent shall pay to the Departing Lender, out of the amounts received by the Administrative Agent pursuant to clauses (x) and (y) of this Section 2.2, the purchase price for the Assigned Interests assigned by the Departing Lender and all unpaid interest and fees and other amounts accrued for the account of the Departing Lender to but excluding the First Amendment Effective Date by wire transfer of immediately available funds to the account designated by the Departing Lender.

2.3 The execution of this Amendment is evidence of the consent of the Borrower and the Administrative Agent to assignment of the Departing Lender’s Loans to the Assignee Lender, as required pursuant to Section 10.8(b) of the Existing Credit Agreement.

2.4 The aggregate outstanding principal amount of the Loans held by each Lender as of the First Amendment Effective Date and after giving effect to the consummation of the transactions contemplated under this Article II is equal to the amount set forth opposite its name on Schedule 1.1 attached hereto.

2.5 Upon the request of the Assignee Lender, the Borrower agrees to execute and deliver a Term Loan Note evidencing the Assignee Lender’s Term Loans.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

3.1 This Amendment shall become effective as of the date (the “First Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) Amendment. The Administrative Agent shall have received an executed counterpart of this Amendment from the Borrower and each of the Lenders under the Credit Agreement.

(b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(i) Officer’s Certificate. A certificate from a Responsible Officer to the effect that (A) the representations and warranties contained in the Credit Agreement are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the First Amendment Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty was true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty was true and correct in all respects as of such earlier date) and (B) after giving effect to the transactions to occur on the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

(ii) Secretary’s Certificate. A certificate of a Responsible Officer certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing this Amendment and any other Loan Document to be executed in connection herewith and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation of the Borrower and all amendments thereto, certified by the appropriate Governmental Authority in its jurisdiction of incorporation, (B) the bylaws of the Borrower as in effect on the First Amendment Effective Date, (C) resolutions duly adopted by the board of directors (or other governing body) of the Borrower authorizing and approving the transactions contemplated by this Amendment, and (D) the certificate required to be delivered pursuant to Section 3.1(b)(iii).

(iii) Certificate of Good Standing. A certificate dated as of a recent date of the good standing (or equivalent) of the Borrower under the laws of its jurisdiction of incorporation.

(iv) Opinions of Counsel. Favorable opinions of (A) Hunton Andrews Kurth LLP, as New York counsel to the Borrower and (B) the general counsel of the Borrower, in each case, addressed to the Administrative Agent and the Lenders, with respect to the Amendment and such other customary matters as the Administrative Agent shall reasonably request (which such opinions shall expressly permit reliance by permitted successors and assigns of the Administrative Agent and the Lenders).

(c) Payments at Closing. The Borrower shall have paid (i) all accrued and unpaid interest under the Existing Credit Agreement and (ii) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and each other document contemplated hereby (including, without limitation, the reasonable fees and expenses of counsel) to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof as follows:

4.1 The Borrower has the right, power and authority and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

4.2 The execution, delivery and performance by the Borrower of this Amendment and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval or violate any Applicable Law relating to the Borrower where the failure to obtain such Governmental Approval or such violation would reasonably be expected to have a Material Adverse Effect, (b) violate any Organization Document of the Borrower, (c) constitute a default under any material indenture, agreement or other material instrument with respect to Indebtedness to which the Borrower is a party or by which any of its properties may be bound or any material Governmental Approval relating to the Borrower, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than Permitted Liens or (e) require any consent or authorization of, filing with (except for filings or reports under the federal securities laws or except as would not have an adverse effect on any Lender in any material respect), or other action in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement other than consents, authorizations, filings or other acts or consents that have been obtained or for which the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.3 The representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the First Amendment Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty was true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty was true and correct in all respects as of such earlier date).

4.4 No Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date.

ARTICLE V

MISCELLANEOUS

5.1 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

5.2 Loan Document; Reaffirmation. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and the other Loan Documents as amended hereby. This Amendment is limited to the matters expressly set forth herein and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Borrower acknowledges and agrees that the Credit Agreement and each other Loan Document is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms. Nothing contained in this Amendment shall be construed to constitute a novation with respect to the indebtedness described in the Credit Agreement. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

5.3 Expenses. The Borrower shall pay all reasonable and documented out-of-pocket fees and expenses of counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7 Counterparts; Integration. This Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed letter which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed letter converted into another format, for transmission, delivery and/or retention. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

EVERGY, INC.

By:	/s/ Geoffrey T. Ley
Name:	Geoffrey T. Ley
Title:	Vice President, Corporate Planning
and Treasurer

[Signature Page to First Amendment]

AGENTS AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and a Lender

By:	/s/ Jesse Tannuzzo
Name:	Jesse Tannuzzo
Title:	Director

[Signature Page to First Amendment]

TD BANK, N.A., as a Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

[Signature Page to First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jenna Papaz
Name:	Jenna Papaz
Title:	Senior Vice President

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jacqueline G. Margetis
Name:	Jacqueline G. Margetis
Title:	Director

[Signature Page to First Amendment]

REGIONS BANK, as Assignee Lender and as a Lender

By:	/s/ Daniel Capps
Name:	Daniel Capps
Title:	Director

[Signature Page to First Amendment]

MUFG BANK, LTD., as Departing Lender

By:	/s/ Michael Agrimis
Name:	Michael Agrimis
Title:	Managing Director

[Signature Page to First Amendment]

Schedule 1.1

Loans

Lender	Loans*
Wells Fargo Bank, National Association	$115,000,000.00
TD Bank, N.A.	$115,000,000.00
U.S. Bank National Association	$115,000,000.00
Bank of America, N.A.	$77,500,000.00
Regions Bank	$77,500,000.00
Total	$500,000,000.00

*

Aggregate outstanding principal amount of the Loans as of the First Amendment Effective Date. The Commitments of the Lenders were automatically reduced to zero upon the making of the Loans on the Closing Date.